UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 8, 2022

bowmo, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-54624	26-4144571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 891 New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	BOMO	OTC Markets - Other

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December
8
, 2022, the Board of Directors (the “Board”) of bowmo, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”) to update the Bylaws to reflect the Company’s incorporation in the State of Wyoming and to amend portions of the Bylaws corresponding to the Executive Committee of the Board. The Bylaws provide that the Executive Committee has and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation; including adopting, amending, or repealing any bylaw of the corporation; approving or adopting, or recommending to the stockholders any action or matter expressly required by the WBCA to be submitted to stockholders for approval; and may authorize the seal of the corporation to be affixed to all papers that may require it. Under previous Bylaw provisions, the Executive Committee did not have the power to adopt, amend, or repeal any bylaw of the corporation on behalf of the Board, nor the power to approve, adopt, or recommend to the stockholders any action or matter expressly required by the applicable law to be submitted to stockholders for approval, on behalf of the Board. The Bylaws also provide that membership of the Executive Committee and the designation and powers conferred under Article IV Section 11(a) of the Bylaws can only be modified by an affirmative vote of the shareholders holding a majority of the voting capital stock of the Company.

The Bylaws as amended and restated became effective immediately upon their adoption by the Board. A copy of the Bylaws as amended and restated is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits .	The following exhibit is furnished as a part of this current report on Form 8-K.

	3.1	Amended and Restated Bylaws of bowmo, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bowmo, Inc.

Date: December 8 , 2022	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President